EXHIBIT 99


[FRANKLIN TEMPLETON INVESTMENTS LOGO]                  One Franklin Parkway
                                                       San Mateo, CA  94403-1906

                                                       tel  650/312.2000
                                                       franklintempleton.com
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Contact:  Franklin Resources, Inc.
          Investor Relations: Alan Weinfeld (650) 525-8900
          Corporate Communications: Holly Gibson Brady (650) 312-4701 franklintempleton.com

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                                                           FOR IMMEDIATE RELEASE


            FRANKLIN RESOURCES, INC. ANNOUNCES SECOND QUARTER RESULTS


     SAN MATEO, CA, APRIL 25, 2002 - Franklin Resources, Inc. (Franklin Templeton Investments) (NYSE: BEN) today reported net income of $120.0 million, or $0.46 per share diluted, on revenues of $626.0 million for the quarter ended March 31, 2002, compared with net income of $118.5 million, or $0.45 per share diluted, on revenues of $618.2 million in the preceding quarter and net income of $131.7 million, or $0.54 per share diluted, on revenues of $577.4 million in the comparable quarter a year ago.
     Operating income increased 4% this quarter over the prior quarter. Operating revenues were up this quarter as compared to last quarter as a result of higher investment management and underwriting and distribution fees, while operating expenses were slightly higher this quarter as compared to last quarter, principally as a result of higher underwriting and distribution expenses.
     As of March 31, 2002, assets under management by the company's subsidiaries were $274.5 billion, as compared to $266.3 billion last quarter and $215.7 billion at this time last year. Simple monthly average assets under management during the current quarter were $267.9 billion compared to $256.4 billion in the preceding quarter and $224.9 billion in the same quarter a year ago. Equity assets now comprise 54% of total assets under management as compared to 53% last quarter and 62% at March 31, 2001. Fixed income assets now comprise 30% of total assets under management, as compared to 30% last quarter and 31% at the same time last year. Hybrid assets now account for 15% of total assets under management, as compared to 14% last quarter and 5% at the same time last year. For the quarters ended March 31, 2002 and December 31, 2001, sales and reinvested dividends exceeded redemptions ("net inflows") complex-wide by $5.0 billion and $6.0 billion respectively.

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


SECOND QUARTER 2002 HIGHLIGHTS

PERFORMANCE AND PRODUCTS /1/,/2/
(See important footnotes in "Supplemental Information" section at the end of the release.)
o Over 75% of Franklin Templeton's long-term U.S. retail mutual fund assets were in funds ranked in the top two quartiles of their respective LIPPER peer groups for the one-, three-, five- and 10-year periods ended March 31, 2002. /3/,/4/
o Over 90% of Templeton equity mutual fund assets were in funds ranked in the top two quartiles of their respective LIPPER peer groups for the one-, three-, five- and 10-year periods ended March 31, 2002. Templeton Foreign Fund and Templeton Growth Fund ranked in the top quartile of their respective LIPPER peer groups for the one-, three-, five- and 10-year periods ended March 31, 2002 and outpaced their respective benchmark indices, the MSCI EAFE Index and MSCI World Index, for the same time periods. /3/,/5/
o All six Mutual Series funds were rated 4 or 5 stars overall by MORNINGSTAR as of March 31, 2002. /6/,/7/
o Over 95% of Franklin's tax-free income fund assets were in funds rated 4 or 5 stars overall by MORNINGSTAR as of March 31, 2002. /6/,/8/ With over $47 billion in assets under management, Franklin is the largest tax-free fund manager in the mutual fund industry.
o Over 91% of Franklin Templeton Investment Corp.'s Canadian retail mutual fund assets were in funds rated 4 or 5 stars overall by MORNINGSTAR as of March 31, 2002. /9/
o    Merged four Fiduciary retail funds into Franklin funds.
o Launched new equity and fixed income products for the Korean, Indian, Japanese and European markets.
o    Launched offshore versions of U.S. hedge fund-of-fund strategies.
o Introduced Fiduciary Trust institutional investment strategies to Franklin Templeton Private Client Group's distribution effort including the new Templeton-Fiduciary Trust Global Equity All-Cap Portfolio.
o Launched first joint institutional strategy, FTI Institutional Core International Equity, which combines Templeton's international value equity strategy with Fiduciary Trust's growth-oriented capability.

GLOBAL BUSINESS DEVELOPMENTS
o Awarded special recognition for outstanding achievement for 9/11 response and ongoing communications with clients by GLOBAL INVESTOR MAGAZINE (UK).
o Introduced A, B and C share classes, raised the maximum contribution limit and added an Automatic Investment Plan to the 529 GIFT college savings plan.
o Completed the integration of Fiduciary Trust operations with Franklin Templeton Services in Florida.
o Held first FTI Institutional Consultant Conference representing 40 institutional investment management consultant firms.
o Introduced a new retirement R share class effective January 1, 2002 for Franklin Templeton's retirement business.
o FTIInstitutional.com introduced account statements for separate account clients. FTCI.com added account access for high net worth managed accounts. Introduced enhancements to timetoinvest.com web site features for plan participants, plan sponsors and brokers.
o Chief Web Officer Jennifer Bolt was named "E-Commerce Executive of the Year" by Fund Action. The publication recognized her critical role in AdvisorCentral.Com and her team's response to the 9/11 tragedy.







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







 FRANKLIN RESOURCES, INC.
 CONSOLIDATED INCOME STATEMENTS
 (Dollar amounts in thousands except assets       Three Months Ended                 Six Months Ended
  under management and per share data)
                                                         March 31                          March 31
                                            ---------------------------------------------------------------
                                                                     %                                 %
                                              2002         2001    Change       2002         2001    Change
                                              ----         ----    ------       ----         ----   -------

 OPERATING REVENUES
 Investment management fees                  $365,778    $340,136      8%     $722,576     $685,921      5%
 Underwriting and distribution fees           197,537     178,165     11%      389,544      342,527     14%
 Shareholder servicing fees                    48,024      51,962    (8)%       95,365      100,184    (5)%
 Other, net                                    14,629       7,150    105%       36,690       12,855    185%
                                            ---------------------------------------------------------------
 TOTAL OPERATING REVENUES                     625,968     577,413      8%    1,244,175    1,141,487      9%
                                            ---------------------------------------------------------------

 OPERATING EXPENSES
 Underwriting and distribution                177,327     162,134      9%      349,594      307,818     14%
 Compensation and benefits                    159,764     140,074     14%      319,907      281,933     13%
 Information systems, technology and           73,197      59,002     24%      147,791      116,530     27%
   occupancy
 Advertising and promotion                     25,481      24,433      4%       51,906       46,559     11%
 Amortization of deferred sales commissions    17,047      17,579    (3)%       33,790       35,815    (6)%
 Amortization of intangible assets              4,258      10,107   (58)%        8,633       20,016   (57)%
 Other, net                                    20,875      19,611      6%       41,670       39,365      6%
 September 11, 2001 net expense                     -           -       -            -            -       -
                                            ---------------------------------------------------------------
 TOTAL OPERATING EXPENSES                     477,949     432,940     10%      953,291      848,036     12%
                                            ---------------------------------------------------------------
 OPERATING INCOME                             148,019     144,473      2%      290,884      293,451    (1)%
                                            ---------------------------------------------------------------
 OTHER INCOME (EXPENSE)
 Investment and other income                   14,782      32,054   (54)%       33,111       82,010   (60)%
 Interest expense                             (2,808)     (3,259)   (14)%      (5,976)      (5,529)      8%
                                            ---------------------------------------------------------------
 OTHER INCOME (EXPENSE), NET                   11,974      28,795   (58)%       27,135       76,481   (65)%
                                            ---------------------------------------------------------------
 Income before taxes on income                159,993     173,268    (8)%      318,019      369,932   (14)%
 Taxes on income                               39,997      41,584    (4)%       79,504       88,783   (10)%
                                            ---------------------------------------------------------------
 NET INCOME                                  $119,996    $131,684    (9)%     $238,515     $281,149   (15)%
                                            ===============================================================
 EARNINGS PER SHARE
      Basic                                     $0.46       $0.54   (15)%        $0.91        $1.15   (21)%
      Diluted                                   $0.46       $0.54   (15)%        $0.91        $1.15   (21)%

 DIVIDENDS PER SHARE                           $0.070      $0.065      8%        $0.14        $0.13      8%

 AVERAGE SHARES OUTSTANDING (in thousands)
      Basic                                   261,596     244,256      7%      261,284      243,982      7%
      Diluted                                 262,111     245,127      7%      261,981      244,798      7%

 EBITDA MARGIN /1/                                30%         35%       -          30%          36%       -
 OPERATING MARGIN /2/                             24%         25%       -          23%          26%       -

 ASSETS UNDER MANAGEMENT (in millions)
 Beginning of period                         $266,287    $226,909     17%     $246,385     $229,923      7%
        Sales                                  18,759      15,630     20%       37,682       28,308     33%
        Reinvested Dividends                      567         801   (29)%        3,103        6,220   (50)%
        Redemptions                          (14,318)    (14,680)    (2)%     (29,802)     (30,152)    (1)%
        Acquisitions                                -           -       -            -            -       -
        Appreciation/(Depreciation)             3,179    (12,944)     N/A       17,106     (18,583)     N/A
 END OF PERIOD                               $274,474    $215,716     27%     $274,474     $215,716     27%
 SIMPLE MONTHLY AVERAGE FOR PERIOD           $267,923    $224,924     19%     $261,570     $225,560     16%

/1/ EBITDA Margin: Earnings before interest, taxes on income, depreciation and the amortization of intangibles divided by total revenues.
/2/ Operating Margin: Operating income divided by total operating revenues.


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


FRANKLIN RESOURCES, INC.
CONSOLIDATED INCOME STATEMENTS
(Dollar amounts in thousands except
per share data, Employees and  Billable                           THREE MONTHS ENDED
shareholder accounts)
                                          31-Mar-02  31-Dec-01       %  30-Sep-01   30-Jun-01  31-Mar-01
                                                                Change

OPERATING REVENUES
Investment management fees                 $365,778   $356,798      3%   $358,738    $362,543   $340,136
Underwriting and distribution fees          197,537    192,007      3%    186,192     180,757    178,165
Shareholder servicing fees                   48,024     47,341      1%     45,618      53,723     51,962
Other, net                                   14,629     22,061   (34)%     13,335      12,450      7,150
                                          ---------------------------------------------------------------
TOTAL OPERATING REVENUES                    625,968    618,207      1%    603,883     609,473    577,413
                                          ---------------------------------------------------------------

OPERATING EXPENSES
Underwriting and distribution               177,327    172,267      3%    166,073     162,977    162,134
Compensation and benefits                   159,764    160,143       -    165,705     167,643    140,074
Information systems, technology and          73,197     74,594    (2)%     76,191      70,576     59,002
     occupancy
Advertising and promotion                    25,481     26,425    (4)%     32,388      27,314     24,433
Amortization of deferred sales               17,047     16,743      2%     16,801      16,361     17,579
commissions
Amortization of intangible assets             4,258      4,375    (3)%     19,902      16,672     10,107
Other, net                                   20,875     20,795       -     25,326      23,234     19,611
September 11, 2001 net expense                    -          -       -      7,649           -          -
                                          ---------------------------------------------------------------
TOTAL OPERATING EXPENSES                    477,949    475,342      1%    510,035     484,777    432,940
                                          ---------------------------------------------------------------
OPERATING INCOME                            148,019    142,865      4%     93,848     124,696    144,473
                                          ---------------------------------------------------------------
OTHER INCOME (EXPENSE)
Investment and other income                  14,782     18,329   (19)%     19,643      34,698     32,054
Interest expense                            (2,808)    (3,168)   (11)%    (3,138)     (1,889)    (3,259)
                                          ---------------------------------------------------------------
OTHER INCOME (EXPENSE), NET                  11,974     15,161   (21)%     16,505      32,809     28,795
                                          ---------------------------------------------------------------

Income before taxes on income               159,993    158,026      1%    110,353     157,505    173,268
Taxes on income                              39,997     39,507      1%     26,484      37,802     41,584
                                          ---------------------------------------------------------------
NET INCOME                                 $119,996   $118,519      1%    $83,869    $119,703   $131,684
                                          ===============================================================

EARNINGS PER SHARE
     Basic                                    $0.46      $0.45      2%      $0.32       $0.46      $0.54
     Diluted                                  $0.46      $0.45      2%      $0.32       $0.46      $0.54

DIVIDENDS PER SHARE                          $0.070     $0.070       -     $0.065      $0.065     $0.065

AVERAGE SHARES OUTSTANDING (in
thousands)
     Basic                                  261,596    260,981       -    261,639     260,815    244,256
     Diluted                                262,111    261,636       -    263,005     262,174    245,127

EBITDA MARGIN /1/                               30%        30%       -        26%         32%        35%
OPERATING MARGIN /2/                            24%        23%       -        16%         20%        25%

EMPLOYEES                                     6,444      6,603    (2)%      6,868       7,101      6,319
BILLABLE SHAREHOLDER ACCOUNTS (in millions)     9.5        8.9      7%        8.4        10.1       10.2


/1/ EBITDA Margin: Earnings before interest, taxes on income, depreciation and the amortization of intangibles divided by total revenues.
/2/ Operating Margin: Operating income divided by total operating revenues.

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

FRANKLIN RESOURCES, INC.
PRELIMINARY SUMMARY BALANCE SHEET
(Dollar amounts in thousands)
                                                           PRELIMINARY
                                                             MARCH 31,     SEPTEMBER
                                                                  2002      30, 2001
ASSETS
Current Assets                                              $2,228,926    $1,930,276
Banking/Finance Assets                                       1,245,932     1,229,244
Other Assets                                                 3,019,722     3,106,130
-------------------------------------------------------------------------------------
TOTAL ASSETS                                                $6,494,580    $6,265,650
-------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities                                           $410,938      $457,433
Banking/Finance Liabilities                                  1,073,007     1,070,661
Other Liabilities                                              796,182       759,660
-------------------------------------------------------------------------------------
Total Liabilities                                            2,280,127     2,287,754
Total Stockholders' Equity                                   4,214,453     3,977,896
-------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  $6,494,580    $6,265,650
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
ENDING SHARES OF COMMON STOCK OUTSTANDING                      261,860       260,798
-------------------------------------------------------------------------------------








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

ASSETS UNDER MANAGEMENT BY INVESTMENT OBJECTIVE
(in billions)                             31-Mar-02    31-Dec-01   30-Sep-01   30-Jun-01   31-Mar-01
                                        -------------------------------------------------------------

      EQUITY
                   Global/International       $93.9        $89.4       $80.2       $93.4       $87.6
                   Domestic                    53.2         51.7        44.5        53.3        45.5
                                        -------------------------------------------------------------
                   Total Equity               147.1        141.1       124.7       146.7       133.1
                                        -------------------------------------------------------------

      HYBRID                                   40.8         38.6        36.1        38.3         9.8


      FIXED-INCOME
                   Tax-free                    48.7         48.3        48.4        46.9        45.8
                   Taxable:
                      Domestic                 24.6         25.1        24.4        23.4        17.2
                                                7.7          7.4         7.2         7.2         3.9
                   Global/International
                                        -------------------------------------------------------------
                   Total Fixed-Income          81.0         80.8        80.0        77.5        66.9
                                        -------------------------------------------------------------

      MONEY                                     5.6          5.8         5.6         5.4         5.9

                                        -------------------------------------------------------------
TOTAL ENDING ASSETS                          $274.5       $266.3      $246.4      $267.9      $215.7
                                        -------------------------------------------------------------
SIMPLE MONTHLY AVERAGE ASSETS                $267.9       $256.4      $261.3      $255.9      $224.9
                                        =============================================================


ASSETS UNDER MANAGEMENT & FLOWS
(in billions)                                                THREE MONTHS ENDED
                                          31-MAR-02   31-DEC-01     % CHANGE   31-MAR-01    % CHANGE

BEGINNING ASSETS UNDER MANAGEMENT            $266.3      $246.4           8%      $226.9         17%
     U.S. RETAIL ASSETS
       Beginning Assets                      $167.9      $158.1           6%      $168.5           -
       ----------------------------------------------------------------------------------------------
       Sales                                   11.3         9.8          15%        10.5          8%
       Reinvested Dividends                     0.5         2.4        (79)%         0.6       (17)%
       Redemptions                            (8.7)       (9.6)         (9%)      (10.1)       (14)%
       Acquisitions                               -           -            -           -           -
       Appreciation/(Depreciation)              1.8         7.2        (75)%       (7.9)         N/A
       ----------------------------------------------------------------------------------------------
       Ending Assets                          172.8       167.9           3%       161.6          7%
       ----------------------------------------------------------------------------------------------

     OTHER ASSETS, INCLUDING INTERNATIONAL AND INSTITUTIONAL
       Beginning Assets                       $98.4        88.3          11%       $58.4         68%
       ----------------------------------------------------------------------------------------------
       Sales                                    7.5         9.1        (18)%         5.1         47%
       Reinvested Dividends                       -         0.2       (100)%         0.2      (100)%
       Redemptions                            (5.6)       (5.9)         (5)%       (4.6)         22%
       Acquisitions                               -           -            -           -           -
       Appreciation/(Depreciation)              1.4         6.7        (79)%       (5.0)         N/A
       ----------------------------------------------------------------------------------------------
       Ending Assets                          101.7        98.4           3%        54.1         88%
       ----------------------------------------------------------------------------------------------
ENDING ASSETS UNDER MANAGEMENT               $274.5      $266.3           3%      $215.7         27%

TOTAL ASSETS UNDER MANAGEMENT
       BEGINNING ASSETS                      $266.3      $246.4           8%      $226.9         17%
       ----------------------------------------------------------------------------------------------
       Sales                                   18.8        18.9         (1)%        15.6         21%
       Reinvested Dividends                     0.5         2.6        (81)%         0.8       (38)%
       Redemptions                           (14.3)      (15.5)         (8)%      (14.7)        (3)%
       Acquisitions                               -           -            -           -           -
       Appreciation/(Depreciation)              3.2        13.9        (77)%      (12.9)         N/A
       ----------------------------------------------------------------------------------------------
       Ending Assets                         $274.5      $266.3           3%      $215.7         27%
         --------------------------------------------------------------------------------------------
Note: Institutional assets totaling approximately $16 billion are invested in U.S. Retail fund and annuity products and are disclosed in U.S. Retail assets in the above table. Total institutional and high net-worth assets at March 31, 2002 were approximately $94 billion, of which high net-worth assets comprised $11.1 billion.

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


ASSETS UNDER MANAGEMENT & FLOWS BY INVESTMENT OBJECTIVE
(in billions)                                                        THREE MONTHS ENDED
                                                               31-MAR-02   31-DEC-01   31-MAR-01

GLOBAL/INTERNATIONAL EQUITY
       Beginning Assets                                            $89.4       $80.2       $96.4
       ------------------------------------------------------------------------------------------
       Sales                                                         6.9         7.2         5.1
       Reinvested Dividends                                            -         0.8         0.2
       Redemptions                                                 (5.1)       (6.9)       (6.4)
       Acquisitions                                                    -           -           -
       Appreciation/(Depreciation)                                   2.7         8.1       (7.7)
       ------------------------------------------------------------------------------------------
       Ending Assets                                               $93.9        89.4        87.6
       ------------------------------------------------------------------------------------------

DOMESTIC EQUITY
       Beginning Assets                                             51.7        44.5        50.0
       ------------------------------------------------------------------------------------------
       Sales                                                         3.8         3.4         3.7
       Reinvested Dividends                                            -         1.1           -
       Redemptions                                                 (2.2)       (2.2)       (2.6)
       Acquisitions                                                    -           -           -
       (Depreciation)/Appreciation                                 (0.1)         4.9       (5.6)
       ------------------------------------------------------------------------------------------
       Ending Assets                                                53.2        51.7        45.5
       ------------------------------------------------------------------------------------------

HYBRID
       Beginning Assets                                             38.6        36.1        10.1
       ------------------------------------------------------------------------------------------
       Sales                                                         1.6         1.2         0.4
       Reinvested Dividends                                          0.1         0.1           -
       Redemptions                                                 (0.4)       (0.5)       (0.3)
       Acquisitions                                                    -           -           -
       Appreciation/(Depreciation)                                   0.9         1.7       (0.4)
       ------------------------------------------------------------------------------------------
       Ending Assets                                                40.8        38.6         9.8
       ------------------------------------------------------------------------------------------

TAX-FREE INCOME
       Beginning Assets                                             48.3        48.4        45.0
       ------------------------------------------------------------------------------------------
       Sales                                                         1.7         1.6         1.3
       Reinvested Dividends                                          0.3         0.3         0.3
       Redemptions                                                 (1.2)       (1.2)       (1.0)
       Acquisitions                                                    -           -           -
       (Depreciation)/Appreciation                                 (0.4)       (0.8)         0.2
       ------------------------------------------------------------------------------------------
       Ending assets                                                48.7        48.3        45.8
       ------------------------------------------------------------------------------------------

TAXABLE FIXED-INCOME
       Beginning Assets                                             32.5        31.6        19.9
       ------------------------------------------------------------------------------------------
       Sales                                                         2.4         2.6         2.0
       Reinvested Dividends                                          0.1         0.2         0.2
       Redemptions                                                 (2.7)       (2.0)       (1.2)
       Acquisitions                                                    -           -           -
       Appreciation/(Depreciation)                                     -         0.1         0.2
       ------------------------------------------------------------------------------------------
       Ending Assets                                                32.3        32.5        21.1
       ------------------------------------------------------------------------------------------

MONEY
       Beginning Assets                                              5.8         5.6         5.5
       ------------------------------------------------------------------------------------------
       Sales                                                         2.4         2.9         3.1
       Reinvested Dividends                                            -         0.1         0.1
       Redemptions                                                 (2.7)       (2.7)       (3.2)
       Acquisitions                                                    -           -           -
       Appreciation/(Depreciation)                                   0.1       (0.1)         0.4
       ------------------------------------------------------------------------------------------
       Ending Assets                                                 5.6         5.8         5.9
       ------------------------------------------------------------------------------------------
ENDING ASSETS UNDER MANAGEMENT                                    $274.5      $266.3      $215.7



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


CONFERENCE CALL INFORMATION

     As previously announced, members of the investment community and general public are invited to listen to the earnings conference call today, Thursday, April 25, 2002 at 1:30 p.m. Pacific Time. Access to the teleconference will be available via franklintempleton.com 10 minutes before the start of the call or by dialing (800) 230-1074 in the U.S. or (612) 288-0337 internationally.
     A replay of the call will be archived on franklintempleton.com through May 2, 2002. The replay can also be accessed by calling (800) 475-6701 in the U.S. or (320) 365-3844 internationally and using access code #634228, after 5:00 p.m. Pacific Time on April 25 through 11:59 p.m. Pacific Time on May 2.

     Franklin Templeton Investments provides global and domestic investment management services through its Franklin, Templeton, Mutual Series and Fiduciary Trust subsidiaries. The San Mateo, CA-based company has over 50 years of investment experience. For more information, please visit franklintempleton.com or call 1-800/DIAL BEN(R).

SUPPLEMENTAL INFORMATION

1. Nothing in this section shall be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase or sale would be unlawful under the securities laws of such jurisdiction. For more information on any U.S. Franklin Templeton fund, investors should request a prospectus containing more complete information, including sales charges, expenses and risks, from securities dealers or by calling Franklin Templeton Distributors, Inc. at 1-800/DIAL BEN(R) (1-800/342-5236). Investors should read the prospectus carefully before investing or sending money. Franklin Templeton Distributors, Inc., One Franklin Parkway, San Mateo, CA, is the funds' principal distributor and a wholly owned subsidiary of Franklin Resources, Inc.
2. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. MORNINGSTAR ratings are based on Class A shares. LIPPER rankings are based on Class A shares, with the exception of those for Mutual Series, which are based on Class Z shares, which are offered to qualified investors only and have no sales charges nor Rule 12b-1 fees. All asset data is based on 2/28/02 figures. Indices are unmanaged and one cannot invest directly in them. Unless otherwise noted, fund returns quoted reflect Class A shares. Performance returns, ratings and rankings for other classes may vary. Investment return and principal value will fluctuate with market conditions and an investor may experience a gain or loss when they sell their shares.
3. LIPPER calculates averages by taking all the funds in a peer group and averaging their total returns for the periods indicated. LIPPER total return calculations do not include sales charges or expense subsidization by the manager. Results may have been different if these factors had been considered.
4. Source: LIPPER(R)INC., 3/31/02. Of the eligible Franklin Templeton non-money market funds tracked by LIPPER, 49, 45, 29 and 14 funds ranked in the top quartile and 22, 22, 24 and 24 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective LIPPER peer groups.
5. Source: LIPPER(R) INC., 3/31/02. 10 out of 11 eligible Templeton equity funds ranked in the top two LIPPER quartiles for the one-year period, 9 of 11 for the three-year period, 5 of 11 for the five-year period and 6 of 8 for the 10-year period, for their respective LIPPER peer groups. Templeton Growth Fund Class A ranked 19 in a universe of 315 "Global Funds" for the one-year period, 23 of 215 for the three-year period, 29 of 134 for the five-year period and 4 of 27 for the 10-year period. Templeton Foreign Fund Class A ranked 27 in a universe of 776 "International Funds" for the one-year period, 33 of 564 for the three-year period, 70 of 375 for the five-year period and 12 of 71 for the 10-year period. Source for MSCI returns: Standard & Poor's Micropal.
6. Source: [MORNINGSTAR](C) 3/31/02. MORNINGSTAR proprietary ratings reflect historical risk-adjusted performance as of 3/31/02. The ratings are subject to change every month. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. MORNINGSTAR ratings are calculated from a fund's three-, five-, and 10-year average annual returns, if applicable, in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, and the next 35% receive three stars. MORNINGSTAR does not guarantee the accuracy of the information.
7. Source: [MORNINGSTAR](C) 3/31/02. Based on Class A shares, 3 funds received four stars, and 3 received five stars.

--------------------------------------------------------------------------------

8. Source: [MORNINGSTAR](C) 3/31/02. Twenty Franklin tax-free income funds received four stars, and 7 received five stars.
9. Source: [MORNINGSTAR](C) 3/31/02. Of the eligible Canadian funds rated by MORNINGSTAR, 5 received five stars and 10 received four stars.


FORWARD-LOOKING STATEMENTS

     Statements in this press release regarding Franklin Resources, Inc.'s business which are not historical facts and or that speculate about future events are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks, uncertainties and other important factors that could cause the actual results and outcomes to differ materially from those reflected in such forward-looking statements. These risks, uncertainties and other important factors are set forth below or are described in more detail in the "Risk Factors" section in Franklin's recent filings with the U.S. Securities and Exchange Commission, including the "Risk Factors" section of the Management's Discussion and Analysis of Financial Condition and Results of Operations in Franklin's Annual Report on Form 10-K for the fiscal year ended September 30, 2001.

     o The levels of our assets under management are subject to significant fluctuations.
     o We face strong competition from numerous and sometimes larger companies.
     o Changes in the distribution channels on which we depend could reduce our revenues or hinder our growth.
     o Previously announced revenue and cost synergies from the acquisition of Fiduciary Trust Company International may not be fully realized and may take longer to realize than originally anticipated.
     o For the next several years, insurance costs may increase materially and we may not be able to obtain the same types or amounts of coverage.
     o We may not recover all losses on insurance claims for property damage and business interruptions arising out of the terrorist attacks on September 11, 2001.


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